SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (date of earliest event reported): February 26, 2004
                                                  -------------------


                   AMERICAN BUSING CORPORATION
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




         Nevada                 000-50243            33-1025552
-----------------------   ---------------------  -------------------
(State of Incorporation   (Commission File No.)  (IRS Identification
 or Other Jurisdiction)                                 Number)




             13134 State Route 62, Salem, Ohio 44460
            ----------------------------------------
            (Address of principal executive offices)



                       (330)  332-8534
        -------------------------------------------------
        Registrant's telephone number including area code



  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


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Item 5.    Other Events.

   On February 26, 2004, the Company signed a Letter of Intent to acquire the retail motor sports vehicle business of King's Motorsports, Inc. d/b/a Chicago Cycle Center. The Company issued a Press Release announcing the proposed acquisition, the closing of which is subject to a number of conditions including, but not limited to, satisfactory due diligence by each of the parties.

   The Press Release is being filed as an Exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.


Exhibits
--------

   The following exhibits are filed herewith:

Exhibit Number        Exhibit
--------------        -------

   99.1               Press Release


                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN BUSING CORPORATION



                                   By:  /s/ Gregory A. Haehn
                                      ----------------------------
                                        Gregory A. Haehn
                                        President



Dated: As of February 27, 2004


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